© 2023 Texas Capital Bank Member FDIC October 19, 2023 Q3-2023 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; TCBI’s ability to effectively manage its liquidity; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; elevated or further changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to successfully execute its business strategy, including developing and executing new lines of business and new products and services; the failure to identify, attract and retain key personnel and other employees; increased or expanded competition from banks and other financial service providers in TCBI’s markets; negative press and social media attention with respect to the banking industry or TCBI, in particular; the transition away from the London Interbank Offered Rate (LIBOR); legislative and regulatory changes; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

3 Foundational Tenants of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

4 12.7% 12.5% 9.6% 11.0% 17.1% 16.2% 13.1% 13.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% TCBI Q3 2023 G-SIBs Cat II - IV Peers CET1 Ratio Total Capital Ratio 9.4% 6.4% 5.8% 7.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% TCBI Q3 2023 G-SIBs Cat II - IV Peers Financially Resilient Balance Sheet  On-hand cash liquidity is $4.2 billion, or 14% of total assets  Cash & Securities of $8.3 billion constitutes 28% of total assets  Substantially more liquidity than needed to cover all uninsured deposits  Uninsured deposits were $9.8 billion, or 40% of total deposits at period end  Cash was 43% of uninsured deposits, 1.6x the 27% median for large U.S. financial services firms5  Cash and contingent liquidity is 161% of uninsured deposits and 66% of all deposits  Peer leading capital levels:  CET1 of 12.7%, ranked 4th relative to all large U.S. financial services firms5  Tangible common equity as a percent of tangible assets6 of 9.37%, ranked 1st relative to all large U.S. financial services firms5  Total Capital ratio of 17.1%, ranked 3rd relative to all large U.S. financial services firms5  Adherence to a thru-cycle CRE strategy resulting in a manageable concentration of 140% of capital7 for Q3 2023 compared to 237% for peers3 Composition of Liquid Assets Cash & Contingent Liquidity % of Deposits CET1 Ratio & Total Capital Ratio Tangible Common Equity / Tangible Assets6 Peer Medians Peers3Cat II – IV2G-SIBs1TCBI Q3 2023 17%25%39%51%Cash & Equivalents 52%43%12%38%AFS Securities 20%20%26%11%HTM Securities 3%3%24%0%Trading Account & Other Securities 4%7%23%14%Cash & Equivalents / Total Assets 20%22%34%14%Securities / Total Assets 25%29%58%28%Cash & Securities / Total Assets 3Q232Q23($M) 6,9377,492 FHLB Borrowing Capacity 4,540 5,285 Other Short-Term Borrowing Capacities4 11,477 12,777 Total Contingent Funding 4,193 2,847 Cash & Equivalents $15,670 $15,624 Total Cash & Contingent Funding 66%67%Cash & Contingent Funding / Total Deposits 161%165%Cash & Contingent Funding / Uninsured Deposits 1 2 3 1 2 3

2021 Strategic Performance Drivers

Income Statement	Where We Started FY 2020	FY 2021	FY 2022	YTD 2023	Where We Are Going 2025
Investment Banking and Trading Income (% of Total Revenue)	2.2%	2.7%	2.9%	**9.1%**	~10%
Treasury Product Fees[8] (% of Total Revenue)	1.4%	2.5%	2.4%	**2.7%**	~5%
Non-Interest Income (% of Total Revenue)	19.3%	15.2%	28.5%	**15.7%**	15%–20%
Adj. Non-Interest Income[9] (% of Adj. Total Revenue[9])	11.2%	13.4%	10.3%	**15.7%**	15%–20%
Balance Sheet					
Average Cash & Securities (% of Total Average Assets)	29%	38%	30%	**29%**	>20%
Average Indexed Deposits (% of Total Deposits)	36%	27%	16%	**7%**	<15%

Performance Metrics	Where We Started FY 2020	FY 2021	FY 2022	YTD 2023	Where We Are Going 2025
Return on Average Assets	0.18%	0.67%	1.04%	**0.77%**	>1.10%
Return on Average Tangible Common Equity[10]	2.1%	8.4%	11.4%	**7.5%**	>12.5%
Adj. Return on Average Assets[11]	0.33%	0.69%	0.55%	**0.77%**	>1.10%
Adj. Return on Average Tangible Common Equity[10]	4.2%	8.7%	5.8%	**7.5%**	>12.5%
CET1	9.4%	11.1%	13.0%	**12.7%**	>10%

Treasury Solutions

- Gross payment revenue is up 14% YoY, the highest yearly growth since Q1 2022
- Product roadmap on track; launched new cash management solution, two new payments solutions during the quarter

Private Wealth

- Continued strong client adoption; YoY AUM grew 22% while client base increased 16%
- Managed liquidity has nearly doubled YoY as clients utilizing full breadth of platform capabilities

Investment Banking

- Fourth consecutive record quarter of revenue, up 6% QoQ with broad contributions
- Sole arranger on the largest privately arranged financing for a public company this year

Financial Performance	Q3 '22	Q4 '22	Q1 '23	Q2 '23	Q3 '23	YoY Growth
Assets Under Management ($B)	$2.6	$3.0	$3.3	$3.5	$3.1	22%
Treasury Product Fees[8] ($M)	$7.4	$7.0	$7.3	$7.4	$7.8	5%
Wealth Management & Trust Fee Income ($M)	$3.6	$3.4	$3.4	$3.7	$3.5	(3%)
Investment Banking & Trading Income ($M)	$7.8	$11.9	$18.8	$27.5	$29.2	274%
Income from Areas of Focus ($M)	**$18.9**	**$22.4**	**$29.5**	**$38.6**	**$40.5**	**115%**

Texas Capital Bancshares, Inc.

5

Financial Performance // Income Statement

Financial Highlights ($M)	2022	Adjusted (Non-GAAP)[11] 2022	YTD-2023	Q3 2022	Adjusted (Non-GAAP)[11] Q3 2022	Q2 2023	Q3 2023
Net Interest Income	$875.8	$875.8	$699.4	$239.1	$239.1	$232.0	$232.1
Non-Interest Revenue	349.5	101.0	130.3	25.3	25.3	46.0	46.9
Total Revenue	1,225.3	976.8	829.7	264.4	264.4	278.0	278.9
Non-Interest Expense	727.5	680.1	555.6	197.0	180.4	181.6	179.9
PPNR[12]	497.8	296.6	274.1	67.4	84.0	96.4	99.1
Provision for Credit Losses	66.0	66.0	53.0	12.0	12.0	7.0	18.0
Income Tax Expense	99.3	53.9	52.1	13.9	17.7	20.7	19.4
Net Income	332.5	176.8	169.0	41.4	54.3	68.7	61.7
Preferred Stock Dividends	17.3	17.3	12.9	4.3	4.3	4.3	4.3
Net Income to Common	315.2	159.5	156.1	37.1	50.0	64.3	57.4
Performance Metrics							
Return on Average Assets	1.04%	0.55%	0.77%	0.52%	0.68%	0.95%	0.81%
PPNR[12] / Average Assets	1.55%	0.93%	1.24%	0.84%	1.05%	1.33%	1.31%
Efficiency Ratio[13]	59%	70%	67%	75%	68%	65%	64%
Return on Average Common Equity	11.33%	5.73%	7.46%	5.36%	7.23%	9.17%	8.08%
Earnings Per Share	$6.18	$3.13	$3.20	$0.74	$0.99	$1.33	$1.18

Non-GAAP Adjustments[11] ($M)	2022
Non-Interest Revenue	349.5
Gain on Sale of BDCF	248.5
Non-Interest Revenue, Adjusted	101.0
Non-Interest Expense	727.5
Transaction Costs	29.6
Restructuring Expenses	9.8
Charitable Contribution	8.0
Non-Interest Expense, Adjusted	680.1

Non-GAAP Adjustments[11] ($M)	Q3 2022
Non-Interest Expense	197.0
Transaction Costs	16.7
Non-Interest Expense, Adjusted	180.4

Texas Capital Bancshares, Inc.

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Financial Performance // Balance Sheet Highlights

Balance Sheet Highlights ($M) Ending Balances	Q3 2022	Q2 2023	Q3 2023	QoQ
Assets				
Cash and Equivalents	3,640	2,847	4,193	47%
Total Securities	3,370	4,227	4,070	(4%)
Commercial Loans	9,687	10,460	10,366	(1%)
Mortgage Finance Loans	4,909	5,099	4,429	(13%)
CRE Loans	4,701	5,309	5,359	1%
Consumer Loans	547	532	537	1%
Gross LHI	19,844	21,399	20,691	(3%)
Allowance for Credit Losses on Loans	(235)	(237)	(245)	3%
Total Assets	**30,409**	**28,977**	**29,628**	**2%**

	Q3 2022	Q2 2023	Q3 2023	QoQ
Liabilities				
Non-Interest Bearing Deposits	11,495	9,429	9,353	(1%)
Interest Bearing Deposits	13,004	13,889	14,526	5%
Total Deposits	24,499	23,318	23,879	2%
FHLB Borrowings	1,700	1,350	1,400	4%
Total Liabilities	**27,523**	**25,895**	**26,551**	**3%**
Equity				
Common Equity, Excl AOCI	3,021	3,222	3,284	2%
AOCI	(435)	(440)	(506)	15%
Total Shareholder's Equity	**2,886**	**3,082**	**3,078**	**(0%)**
Common Shares Outstanding	**49,897,726**	**47,992,521**	**48,015,003**	**0%**

Performance Metrics			
Cash & Securities % of Assets	23%	24%	28%
Commercial Loans % of Gross LHI	49%	49%	50%
Total Allowance for Credit Losses ($M)	(256)	(282)	(291)
Total ACL / Total LHI	1.30%	1.32%	1.41%

Total LHI % of Deposits	81%	91%	86%
Non-Interest Bearing % of Deposits	47%	40%	39%
Book Value Per Share	$51.82	$57.97	$57.85
Tangible Book Value Per Share[14]	$51.48	$57.93	$57.82

Texas Capital Bancshares, Inc.

7

8 $4.7 $4.9 $5.0 $5.3 $5.4 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 $5.7 $5.9 $5.3 $4.3 $3.3 $4.4 $4.7 $5.8 $6.5 $4.9 $4.1 $4.1 $5.1 $4.4 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 50% 40% 45% 50% 55% 60% 65% 70% $9.7 $9.8 $10.6 $10.5 $10.4 $3.1 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Loan Portfolio Composition Period End Loan Trends ($B) Utilization Rates15 Commercial Loans Insurance Premium Finance Loans CRE Loans  Commercial loans declined $94 million QoQ  CRE loans increased $50 million QoQ  Office is $459 million or 9% of CRE Loans  Strong characteristics: 57% avg. current LTV, 90% recourse and 73% Class A  Anticipated Q3 seasonality drove average mortgage finance loans up $321 million or 7% QoQ Mortgage Finance Loans ($B) 52% LTM Average Average Period End

9 Q3 2023 EOP $6.5 $6.3 $5.6 $4.4 $4.0 $3.7 $5.7 $5.3 $4.6 $5.3 $6.0 $5.7 $7.8 $8.6 $9.8 $10.5 $11.2 $11.5 $2.0 $1.8 $1.5 $1.5 $1.4 $1.4 $3.6 $2.9 $2.2 $1.5 $1.6 $1.6 $25.6 $24.9 $23.7 $23.2 $24.2 $23.9 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 5.50% 0.39% 4.47% 0.19% 2.62% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 0.93% 1.53% 2.06% 2.37% 2.62% 1.04% 1.62% 2.10% 2.38% 2.60%1.79% 2.87% 3.63% 4.09% 4.47% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Deposit and Funding Composition  Funding base continuing multi-year transition to target state composition  Total deposit balances increased $561 million or 2% QoQ  Brokered deposits decreased $86 million; $124 million of CDs maturing in Q4 not expected to be replaced  Indexed deposits increased $196 million QoQ and comprise 7% of the total deposit base, down from 32% at year end 2020  Average cost of total deposits increased 25bps QoQ; a cumulative beta of 46% since Q4 2021 Average Deposit Trends ($B) Period End Deposit Flows ($M) Funding CostsCurrent Cycle Rates Paid Betas17 Non-Interest Bearing, excl MF16 MF16 Non-Interest Bearing Interest Bearing Interest Bearing Brokered Indexed Change %$Q3 2023Q2 2023 14%$196$1,614$1,419Indexed (6%)($86)$1,394$1,479Brokered 25%$185$928$743Insured Sweep Deposits 3%$342$10,590$10,248Other Interest Bearing 5%$637$14,526$13,889Total Interest Bearing 7%$363$5,675$5,312MF16 Non-Interest Bearing (11%)($440)$3,678$4,118Non-Interest Bearing, excl MF16 (1%)($76)$9,353$9,429Non-interest Bearing 2%$561$23,879$23,318Total Deposits Int. Bearing Rate Total Deposit Rate Fed Funds Upper Target Total Cost of Funds Avg Cost of Int. Bearing Deposits Avg Cost of Total Deposits Cumulative Betas 78% 46%

10 (8.5%) (3.8%) (4.3%) 2.6% 3.0% 5.2% 6.0% (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% Q2 2023 Q3 2023 -200bps Shock -100bps Shock +100bps Shock +200bps Shock $3.1B $2.9B $0.6B 3.63% 3.57% 3.30% Q4 2023 Q4 2024 Q4 2025 Notional Receive Rate Net Interest Income Sensitivity Standard Model Assumptions18 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~75%  Investment Portfolio: Ratio held constant Hedging Profile ($B) TCBI NII Sensitivity ($M) $972M$1,009MBase NII19 $53 $26 ($39) $58 $29 ($42) Earning Assets Profile (Average) Q3 2023Q3 2022 YieldBalance ($M)YieldBalance ($M) 5.36%$3,9652.19%$4,454Interest Bearing Cash and Equivalents 2.33%$4,2051.58%$3,509Securities 8.06%$324.36%$1,030Loans Held for Sale 7.62%$16,3175.15%$16,844LHI excl Mortgage Finance LHI 2.64%$4,6983.96%$5,288Mortgage Finance LHI --($239)--($229)ACL on Loans 5.75%$28,9784.10%$30,895Earning Assets ($83)  $3.6 billion, or 22%, of LHI excl. Mortgage Finance have contractual floors  All loans with floors are acting as variable rate loans  $1.1 billion of loans, or 7% of LHI excluding Mortgage Finance LHI are fixed  8% maturing in the next 12 months  Duration of the securities portfolio is 4.4 years with Q3 cash flows of $82 million  100bps decline in rates could improve AOCI by ~$150 million Impacts of Mortgage Finance  Mortgage Finance represents 21% of the total loan portfolio with the majority tied to 1-month SOFR which rose 18bps in Q3  Average Mortgage Finance non-interest bearing deposits to average Mortgage Finance LHI was 128% in Q3, up from 124% in Q2  Overall Mortgage Finance NII will not be as sensitive to changes in index rates as the rest of the portfolio due to the pricing dynamic of the associated deposits held in non-interest bearing accounts  Bank’s overall net interest income sensitivity (per the chart above) inclusive of Mortgage Finance NII impact

Q3-2023 Earnings Overview

Net Interest Income ($M)



$232.0
$1.9
$14.2
$2.1
($7.1)
$1.2
$11.6
($8.4)
($14.4)
($1.0)
$232.1
Q2 2023
Loans Excl MF Volume
Loans Excl MF Yield
MF Loan Volume
MF Loan Yield
Loan Fees
Investment Securities & Cash
Interest Bearing Deposit Volume
Interest Bearing Deposit Cost
Borrowings
Q3 2023

Net Interest Margin ($M)



3.05%
3.26%
3.33%
3.29%
3.13%
$239.1
$247.6
$235.3
$232.0
$232.1
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Net Interest Income
Net Interest Margin

Non-Interest Income ($M)



$25.3
$248.5
$29.2
$37.4
$46.0
$46.9
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
% of Adj Revenue[11]
10%
11%
14%
17%
17%
Non-Interest Income
Gain on Sale of Insur. Prem. Finance[11]

Non-Interest Expense ($M)



$197.0
$16.7
8%
$65.2
34%
$115.1
58%
$213.1
$30.8
14%
$81.4
39%
$100.9
47%
$194.0
$65.3
34%
$128.7
66%
$181.6
$68.6
38%
$113.0
62%
$179.9
$69.9
39%
$110.0
61%
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Salaries & Benefits
Other NIE
Non-Recurring Items[11]

- Net interest income was flat QoQ with net interest margin declining by 0.16%
- Year to date Q3 2023 non-interest income is up $58.4 million or 81.3% compared to the same period last year
- Non-interest expense excluding non-recurring items[11] was down YoY
  - Salaries and benefits excluding non-recurring items[11] was down 4.4% YoY or an annualized $20.1 million

Texas Capital Bancshares, Inc.

11

12 7.1x 3.5x 4.6x – 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x 10.0 x Q3 2022 Q2 2023 Q3 2023 1.30% 1.32% 1.41% 1.65% 1.69% 1.76% 0.00% 0.50% 1.00% 1.50% 2.00% Q3 2022 Q2 2023 Q3 2023 75% 78% 81% 83% 78% 2% 23% 22% 19% 17% 22% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Commercial Mortgage Finance Real Estate Consumer 62% 67% 73% 52% 60% 38% 33% 27% 48% 40% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Commercial Mortgage Finance Real Estate Consumer 0.12% 0.17% 0.33% 0.28% 0.21% 0.05% 0.31% 0.43% 0.16% 0.17% 2.45% 2.66% 2.79% 2.90% 3.29% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 NPAs / Total Assets NCOs / Avg. LHI Criticized / LHI Q3-2023 Earnings Overview Allowance for Credit Loss Reserve Ratios Asset Quality Ratios Special Mention Composition ($M) Substandard Composition ($M) $431.8 $263.3 $258.0 $289.6 $338.2 $245.6$220.7 $255.1 $271.5 $281.1 $13.3$8.8$20.7$17.1$3.1Charge-Offs ($M) $4.4$0.6$0.8$2.1$0.4Recoveries ($M) $8.9$8.2$19.9$15.0$2.7Net Charge-Offs ($M) NPAs/Total Assets Criticized/LHI NCOs/Avg. LHI Q3 2022 Q2 2023 Q3 2023 Total ACL / Non- accrual Loans HFI  ACL on Loans increased $10 million YoY to $245 million  Total ACL, excl. MF16 increased to $285 million in Q3 from $275 million in Q2  Total ACL, excl. MF16 to LHI, excl. MF16 in the top 5 percent among Peers3 Total ACL to LHI  $8.9 million of net charge-offs recorded for the quarter or 0.17% of average LHI, a 1 bps increase from the prior quarter  Net downward grade migrations to special mention in Q3 predominantly related to consumer dependent commercial loans and CRE  Substandard loans decreased by $35.5 million, or 13%, QoQ  Nonperforming assets decreased $17.9 million QoQ to $63.1 million  Nonperforming assets are 0.21% of total assets or 0.31% of LHI  Total criticized loans increased $58.1 million QoQ to $677.4 million and make up 3.3% of total LHI Total ACL / LHI Total ACL, ex MF16 / LHI ex MF16

Q3-2023 Earnings Overview

Regulatory Capital Levels



15.25%
2.66%
1.51%
11.08%
Q3 2022
17.70%
3.03%
1.67%
13.00%
Q4 2022
16.86%
2.83%
1.61%
12.42%
Q1 2023
16.43%
2.71%
1.54%
12.18%
Q2 2023
17.09%
2.81%
1.58%
12.70%
Q3 2023
2023 Target
> 12.00%
2023 Target
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[6]



8.45%
8.50%
Q3 2022
9.69%
9.70%
Q4 2022
9.72%
9.72%
Q1 2023
9.60%
9.60%
Q2 2023
9.37%
9.38%
Q3 2023
Tangible Common Equity / Tangible Assets6
Common Equity / Total Assets

Peer[3] Tangible Common Equity / Tangible Assets[6]			
6.78%	7.09%	7.13%	7.22%

Tangible Book Value per Share[14]



$51.48
$51.82
Q3 2022
$56.45
$56.48
Q4 2022
$58.06
$58.10
Q1 2023
$57.93
$57.97
Q2 2023
$57.82
$57.85
Q3 2023
Tangible Book Value per Share14
Book Value per Share

Period End AOCI ($M)				
($435.4)	($418.9)	($374.8)	($440.3)	($505.9)

AOCI per Share				
($8.73)	($8.59)	($7.83)	($9.17)	($10.54)

- Regulatory capital ratios remain exceptionally strong
  - **Total capital ratio of 17.09%, in the top decile of the peer group[3], and CET1 ratio of 12.70% in Q3 2023**
- Tangible common equity / tangible assets[6] finished the quarter at 9.37%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity / tangible assets[6] in top quartile of peer group[3]**
- Tangible book value per share[14] declined $0.12 as net income available to common stockholders of $57.4 million was offset by a decline in AOCI of $65.6 million
  - Tangible book value per share increased 12% year over year compared to a 6% median increase by the peer group[3]
  - AOCI per share of $10.54

Texas Capital Bancshares, Inc.

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14 Full Year 2023 Guidance FY 2022 Adjusted (Non-GAAP11) Low double-digit % growth$976.8 Total Revenue, Adjusted11 Consensus$680.1Non-Interest Expense, Adjusted11 Maintain$296.6Full Year Operating Leverage (YoY Growth in Annual PPNR12) Not Maintaining in Q4--Quarterly Operating Leverage (YoY Growth in Quarterly PPNR12) >20%30%Cash & Total Securities (% of Total Assets) >12% >11%13.0%2023 CET1 Target Medium Term CET1 Target $18.5M Q4 2023FDIC Special Assessment21 Full Year 2023 Guidance  Forward curve20 assumes a 2023 exit rate of 5.50%  Assumes tax rate of 25% in 2023  Revenue and non-interest expense growth guidance excludes 2022 non- recurring items  Non-interest expense, adjusted11 guidance excludes estimated FDIC special assessment21 of $18.5 million pre-tax expected in Q4 2023 Guidance Commentary

Appendix // Footnotes

1. U.S. globally systematically important banks; includes JPMorgan Chase & Co. (JPM), Bank of American Corporation (BAC), Citigroup Inc. (C) and Wells Fargo & Company (WFC); Data as of Q2 2023
2. As defined by the Federal Reserve; Category II – U.S. commercial banks with ≥ $700 billion in total assets or ≥ $75 billion in cross-jurisdictional activity; Category III – U.S. commercial banks with ≥ $250 billion in total assets or ≥ $75 billion in nonbank assets, weighted short-term wholesale funding, or off-balance sheet exposure; Category IV – U.S. commercial banks with $100 billion to $250 billion in total assets; Data as of Q2 2023
3. Major exchange traded US peer banks with $20-100 billion in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; Data as of Q2 2023
4. Other short-term borrowings includes unused federal funds lines available from commercial banks of $1.5 billion and $1.4 billion, unused Federal Reserve borrowing capacity of $3.7 billion and $3.1 billion, and unused revolving line of credit of $100 million and $100 million as of Q2 2023 and Q3 2023, respectively.
5. Large U.S. Financial Services includes G-SIBs (see footnote 1) and Category II, III and IV banks (see footnote 2); Data as of Q2 2023
6. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles
7. CRE excluding owner-occupied as defined by regulatory rules (published in the Uniform Bank Performance Report) as a % of Tier1 Capital plus ACL on Loans
8. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $2.8 million for FY 2020, $4.0 million for FY 2021, $6.1 million for FY 2022, $7.1 million for YTD-Q3 2023, and $1.6 million, $1.8 million, $2.3 million, $2.3 million, and $2.5 million for Q3 2022, Q4 2022, Q1 2023, Q2 2023, and Q3 2023 respectively
9. Non-GAAP Reconciliation // Adjusted Non-interest Income and Total Revenue

	2020 ($M)		2021 ($M)		2022 ($M)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[2]
Net Interest Income	851.3	821.1	768.8	767.6	875.8	875.8
Non-Interest Income	203.0	103.7	138.2	119.5	349.5	101.0
Total Revenue	1,054.3	924.8	907.0	887.1	1,225.3	976.8
Non-Interest Income % of Total Revenue	19.3%	11.2%	15.2%	13.4%	28.5%	10.3%

1) Adjusted to remove revenue contribution of exited Corresponded Lending Line of Business
2) Adjusted to remove non-recurring gain on sale of Insurance Premium Finance Loan Portfolio

10. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)
11. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios
12. Net interest income and non-interest income, less non-interest expense
13. Non-interest expense divided by the sum of net interest income and non-interest income
14. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end
15. Outstanding revolving loans divided by total revolving commitments excluding Mortgage Finance Loans and leases
16. "MF" used as abbreviation for Mortgage Finance
17. Beta taken as the difference of Q2 2023 and Q4 2021 cost of total deposits and cost of interest-bearing deposits, by the change in fed funds upper target over the same period
18. Model assumptions are only for Q3 2023; See prior TCBI Earnings Materials for prior model assumptions
19. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting
20. Forward curve as of October 5, 2023
21. FDIC Special Assessment estimated based on rules as currently proposed

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Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)

ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below.

	2020 ($M)		2021 ($M)		2022 ($M)		YTD 2023 ($M)
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported
Net Income to Common	$56.5	$112.6	$235.2	$244.5	$315.2	$159.5	$156.1
Average Common Equity	$2,686.7	$2,686.7	$2,815.7	$2,815.7	$2,783.3	$2,783.3	$2,795.1
Less: Average Goodwill and Intangibles	17.9	17.9	17.4	17.4	14.5	14.5	1.5
Average Tangible Common Equity	$2,668.8	$2,668.8	$2,798.3	$2,798.3	$2,768.8	$2,768.8	$2,793.6
ROACE	2.1%	4.2%	8.4%	8.7%	11.3%	5.7%	7.5%
ROATCE	2.1%	4.2%	8.4%	8.7%	11.4%	5.8%	7.5%

Texas Capital Bancshares, Inc.

(1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios

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Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

($M, Except per Share)	Q3 2022	Q4 2022	2020	2021	2022
Net Interest Income	$239.1	$247.6	$851.3	$768.8	$875.8
Non-Interest Revenue	25.3	277.7	203.0	138.2	349.5
Adjustments for Non-Recurring Items:					
Gain on Sale of Insur. Prem. Finance	0.0	(248.5)	0.0	0.0	(248.5)
Non-Interest Revenue, Adjusted	25.3	29.2	203.0	138.2	101.0
Non-Interest Expense	197.0	213.1	704.4	599.0	727.5
Adjustments:					
Software Write-offs	0.0	0.0	(36.0)	(12.0)	0.0
Transaction Costs	(16.7)	(13.0)	(17.8)	0.0	(29.6)
Restructuring Expenses	0.0	(9.8)	(18.0)	0.0	(9.8)
Charitable Contribution	0.0	(8.0)	0.0	0.0	(8.0)
Non-Interest Expense, Adjusted	180.4	182.3	632.6	587.0	680.1
PPNR[12]	67.4	312.2	349.9	308.1	497.8
PPNR[12], Adjusted	84.0	94.4	421.7	320.0	296.6
Provision for Credit Losses	12.0	34.0	258.0	(30.0)	66.0
Income Tax Expenses	13.9	60.9	25.7	84.1	99.3
Tax Impact of Adjustments Above	3.8	(49.2)	15.6	2.7	(45.4)
Income Tax Expense, Adjusted	17.7	11.8	41.3	86.8	53.9
Net Income	41.4	217.3	66.3	253.9	332.5
Net Income, Adjusted	54.3	48.6	122.4	263.2	176.8
Preferred Stock Dividends	4.3	4.3	9.8	18.7	17.3
Net Income to Common	37.1	212.9	56.5	235.2	315.2
Net Income to Common, Adjusted	50.0	44.3	112.6	244.5	159.5
Average Assets	$31,813.9	$30,738.4	$37,516.2	$38,140.3	$32,049.8
Return on Average Assets	0.52%	2.80%	0.18%	0.67%	1.04%
Return on Average Assets, Adjusted	0.68%	0.63%	0.33%	0.69%	0.55%
PPNR[12] / Average Assets	0.84%	4.03%	0.93%	0.81%	1.55%
PPNR[12], Adjusted / Average Assets	1.05%	1.22%	1.12%	0.84%	0.93%
Average Common Equity	$2,745.0	$2,755.8	$2,686.7	$2,815.7	$2,783.3
Return on Average Common Equity	5.36%	30.66%	2.10%	8.35%	11.33%
Return on Average Common Equity, Adjusted	7.23%	6.38%	4.19%	8.68%	5.73%
Diluted Common Shares	50,417,884	50,282,663	50,582,979	51,140,974	51,046,742
Earnings per Share	$0.74	$4.23	$1.12	$4.60	$6.18
Earnings per Share, Adjusted	$0.99	$0.88	$2.23	$4.78	$3.13

Texas Capital Bancshares, Inc.

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